UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________________ SCHEDULE 14A ______________________________ (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 ______________________________  Filed by the Registrant  Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under §240.14a-12 INNVENTURE, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) ______________________________  No fee required  Fee paid previously with preliminary materials  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INNVENTURE, INC. 6900 TAVISTOCK LAKES BLVD. SUITE 400 ORLANDO, FL 32827 INNVENTURE, INC. 2025 Annual Meeting Vote by June 24, 2025 11:59 PM ET You invested in INNVENTURE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 25, 2025. Vote Virtually at the Meeting* June 25, 2025 9:00 a.m., ET Virtually at: www.virtualshareholdermeeting.com/INV2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66756-P29264 Get informed before you vote View the Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders of Innventure, Inc. and the Annual Report on Form 10-K for Innventure, Inc. for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 1nnventure Creating Companies to Transform Tomorrow

THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66757-P29264 1. Election of three Class I directors, Gregory W. Haskell, Daniel J. Hennessy and Michael Amalfitano, as recommended by the Nominating and Corporate Governance Committee, each being nominated to serve for a three-year term expiring at the 2028 annual meeting of stockholders. Nominees: 1a. Gregory W. Haskell For 1b. Daniel J. Hennessy For 1c. Michael Amalfitano For 2. Ratification of the appointment of BDO USA, P.C. as Innventure, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval of the issuance of 20% or more of Innventure, Inc.’s issued and outstanding Common Stock as of October 2, 2024, pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd. For 4. Approval of the issuance of 20% or more of Innventure, Inc.’s issued and outstanding Common Stock as of March 25, 2025, pursuant to the Convertible Debentures with YA II PN, Ltd. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.